EXHIBIT 99.1

NEWS RELEASE FOR OCTOBER 15, 2004
Contact:
    Allen & Caron Inc.            Front Porch Digital / Incentra Solutions, Inc.
    Matt Clawson (investors)      Thomas P. Sweeney III, Chairman & CEO
    matt@allencaron.com           tsweeney@incentrasolutions.com
    -------------------           ------------------------------
    Len Hall (financial media)    (303) 449-8279
    len@allencaron.com
    (949) 474-4300

         FRONT PORCH DIGITAL NAMES PAUL MCKNIGHT CHIEF FINANCIAL OFFICER

       MATTHEW RICHMAN BECOMES SENIOR VICE PRESIDENT CORPORATE DEVELOPMENT

BOULDER, CO, OCTOBER 15, 2004 - Front Porch Digital, Inc. (OTCBB: FPDI), soon to be known as Incentra Solutions, Inc., today announced it has named veteran financial executive, Paul McKnight, 47, Chief Financial Officer, effective immediately. McKnight was formerly Chief Financial Officer of Broomfield, CO-based ManagedStorage International, Inc. (MSI), a wholly-owned subsidiary of the Company, which was acquired in August of this year. He replaces Matthew G. Richman, 34; formerly Chief Financial Officer of Front Porch Digital who has been appointed the Company's Senior Vice President Corporate Development and will continue as the Company's Treasurer. Both McKnight and Richman will report directly to Chairman and CEO Thomas P. Sweeney.

"Matt and Paul have done phenomenal jobs for Front Porch and MSI in their respective positions over the last few years," Sweeney said. "We are very fortunate to be able to now dedicate the fulltime efforts and talents of each of them to their new responsibilities. Having Matt focus on strategic development and expansion opportunities and Paul concentrate on the effective management of our financial operations will be very important to building and managing the growth of the Company going forward."

McKnight has served on the Company's Board of Directors since August 2002 and was the Company's interim Chief Financial Officer from August 2002 to January 2003. Since August 2001, McKnight served as the Chief Financial Officer of MSI. From May 2000 to August 2001, McKnight was Chief Financial Officer of Boulder, CO-based Equity Pier LLC, a business advisory and venture capital firm. From January 1997 through May 2000, Mr. McKnight was the Chief Operating Officer and Chief Financial Officer of MCI WorldCom Wireless.

Mr. Richman has been the Chief Financial Officer of Front Porch since January 2003. From October 2002 to January 2003, Mr. Richman provided consulting services to the Company. From February 2001 to September 2002, Mr. Richman served as Chief Financial Officer of Advanced Data Center, Inc., a datacenter and managed technology services provider. From October 2000 through January 2001, Mr. Richman was Vice President of Finance for TelePlace, Inc., a datacenter/co-location company. From September 1994 through September 2000, Mr.

Richman was employed by Deloitte & Touche LLP, where he served in various auditing and consulting roles, most recently as a Manager.

ABOUT FRONT PORCH DIGITAL
-------------------------
Front Porch Digital, Inc. (www.fpdigital.com), soon to be known as Incentra Solutions, Inc., is a supplier of storage management products and services to broadcasters, media companies, mid-sized enterprises and IT service providers worldwide. The Front Porch Digital Broadcast and Media Services Division (www.fpdigital.com) is a leader in providing unique software, services and integrated hardware solutions for digital archive management to broadcasters and media companies worldwide. The Company's ManagedStorage International subsidiary (www.msiservice.com) helps organizations control storage management costs by providing outsourced data protection and guaranteed data management services to enterprise and service provider customers across all types of storage systems, both on-site and remotely.

FRONT PORCH DIGITAL FORWARD LOOKING STATEMENTS
----------------------------------------------
THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH REFLECT FRONT PORCH DIGITAL'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED FROM SUCH FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISK FACTORS INCLUDE FRONT PORCH DIGITAL'S LIMITED OPERATING HISTORY AND EXPERIENCE IN THE DATA AND VIDEO DIGITAL CONVERSION BUSINESS, FRONT PORCH DIGITAL'S ABILITY TO ATTRACT SIGNIFICANT ADDITIONAL FINANCING AND INCUR OPERATIONAL LOSSES AND NEGATIVE CASH FLOW, AND RISKS ASSOCIATED WITH EXPANSION. ADDITIONAL RISK FACTORS ARE SET FORTH IN FRONT PORCH DIGITAL'S REPORTS AND DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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